SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2003


                            CAPITAL TITLE GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-9396                  87-0399785
(State or other jurisdiction of       (Commission               (IRS Employer
incorporation or organization)         File No.)             Identification No.)


2901 East Camelback Road, Phoenix, Arizona                         85016
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (602) 954-0600

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 6, 2003, Capital Title Group, Inc. ("the Company") issued a news release announcing that its wholly owned subsidiary, Nations Holding Group, had acquired Land Title of Nevada, Inc. A copy of such news release is attached hereto as Exhibit 99 and by this reference made a part hereof.

     Nations Holding Group acquired the outstanding stock of Land Title of Nevada, Inc. from the sole shareholder for $1.25 million in cash and issued a five-year note to the sole shareholder for $2.25 million, for a total purchase price of $3.5 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Pursuant to the requirements of Form 8-K regulations, the acquisition of Land Title of Nevada, Inc. does not require the presentation of financial statements or other pro forma financial information.

(c) Exhibits.


     99. News release of Capital Title Group, Inc., dated January 6, 2003.

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CAPITAL TITLE GROUP, INC.


By: /s/ Mark C. Walker                                    Dated: January 7, 2003
    ------------------------------------------                   ---------------
    Mark C. Walker
    Vice President and Chief Financial Officer

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